Exhibit 10.29

Original Issue Date: January 26, 2009

$15,000

$15,000 Secured Note

THIS NOTE is a duly authorized and validly issued Note (the “Note”) of Voyant International Corporation, a Nevada corporation, having its principal place of business at 444 Castro Street, Suite 318, Mountain View, California 94041 (the “Company”).

FOR VALUE RECEIVED, the Company promises to pay to the order of SRZ Trading LLC, or its registered assigns (the “Holder”), or shall have paid pursuant to the terms hereunder, the principal sum of Fifteen Thousand Dollars ($15,000) (the “Principal Amount”), no later than the Maturity Date, and to pay interest to the Holder on the aggregate outstanding Principal Amount of this Note in accordance with the provisions hereof.  This Note is one of four Secured Notes issued to lenders on or about the date hereof in an aggregate principal amount of $300,000 (together, the “2009 Notes”).

Capitalized terms used herein without definition have the meanings set forth on Exhibit A hereto.  This Note is subject to the following additional provisions:

Section 1.

Advance of Funds; Conditions to Advance.

(a)

On the Original Issue Date, the Holder shall advance the Principal Amount of this Note to the Company by wire of immediately available funds (less any other amounts that may be deducted therefrom pursuant to the terms of this Note).  The Company shall no obligations hereunder whatsoever prior to the Holder making said advance.

(b)

Prior to the Holder having the obligation of making the foregoing advance, the following shall have occurred to the satisfaction of the Holder in its sole discretion: (i) this Note shall have been duly executed and delivered by the Company to the Holder; (ii) one or more Guaranties (each being a “Guaranty”) of each of the Active Subsidiaries (as defined below) shall have been duly executed and delivered to the Holder; (iii) one or more security agreements (each being a “Security Agreement”) from the Company and each of the Active Subsidiaries to the Holder with respect to all of their respective assets, shall have been duly executed and delivered by the Company and the Active Subsidiaries to the Holder; (iv) an opinion of counsel to the Company, in form and substance satisfactory to the Holder, shall have been delivered to the Holder; (v) an Intercreditor Agreement, among the Company, the Holder and WAA, LLC shall have been executed and delivered to the Holder (the “Intercreditor Agreement”); (vi) the Company shall have paid to the Holder a fee in the amount of $2,000 (plus payment of all UCC search and filing fees) as reimbursement for legal expenses incurred by the Holder in connection with the preparation of the 2009 Notes and the other Transaction Documents; (vii) there shall have been delivered to the Holder true and complete copies of resolutions of the Boards of Directors of the Company and the Active Subsidiaries authorizing the transactions contemplated hereby; (viii) the Company shall have delivered to the Holder evidence of the receipt of all necessary consents and approvals, including consents of The Brown Family Trust and its affiliates, to the transactions evidenced by the 2009 Notes and the other Transaction Documents; (ix) a Warrant to Purchase Shares of Common Stock (the “Warrant”), in form and substance satisfactory to the Holder, exercisable for 275,000 shares of Common Stock of the Company shall have been issued to the Holder; and (x) a certificate of a duly authorized officer of the Company certifying as to the validity of the representatives and warranties made herein and certain related matters shall have been delivered to the Holder.

(c)

The delivery of the foregoing documents and the advance of funds by the Holder to the Company shall occur on the Original Issue Date in accordance with, and subject to, the terms and conditions hereof, at the offices of White Star LLC, 152 West 57th Street, 54th Floor, New York, New York, 10019.

Section 2.

Payment of Principal and Interest; Security; Subsequent Financing.

a)

Payment of Principal.  The Principal Amount hereof shall be paid in full on the Maturity Date or, if earlier, upon acceleration of this Note in accordance with the terms hereof. Any amount of principal repaid hereunder may not be reborrowed.

b)

Payment of Interest. Interest on the aggregate outstanding Principal Amount of this Note shall accrue at the rate of 18.00% per annum, payable on the Maturity Date.   Upon and after an Event of Default and written notice from the Holder to the Company, this Note shall bear interest at the lesser of 24.99% per annum or the Maximum Rate (as defined below).

c)

Interest Calculations. Interest shall be calculated on the basis of a 360-day year and shall accrue daily commencing on the Original Issue Date until payment in full of the Principal Amount, together with all accrued and unpaid interest and other amounts which may become due hereunder, has been made.

d)

Prepayment.  The Company may prepay all or any portion of the Principal Amount of this Note, without penalty or premium, upon at least two days’ notice to the Holder.   Upon prepayment of this Note in full, all accrued and unpaid interest hereunder shall be immediately due and payable.  Notwithstanding the above, all prepayments on any of the 2009 Notes shall be made on a pro-rata basis among the holders of the 2009 Notes, based on the then outstanding principal amounts of the 2009 Notes.

e)

Payments.  Notwithstanding anything to the contrary contained herein or in any other document delivered by the Company or the Active Subsidiaries pursuant hereto (together with this Note, the other 2009 Notes and including the documents described in Section 1(b) hereof, the “Transaction Documents”), all payments made by the Company shall be applied to principal, interest, fees and other charges due the Holder hereunder in such order of priority as the Holder shall elect.

f)

Security.  The obligations of the Company under this Note are secured by the Guaranty and the collateral identified in the Security Agreement.

g)

Subsequent Financing.  So long as this Note is outstanding, if the Company enters into any subsequent financing on terms more favorable (to the investor) than the terms governing the Note, then the Holder, in its sole discretion, may exchange this Note, valued at the Principal Amount (less any previously amounts repaid), together with accrued but unpaid interest (which interest payments shall be payable, at the sole option of the Holder, in cash or in the form of the new securities to be issued in such subsequent financing), for the securities issued or to be issued in the subsequent financing.  The Company covenants and agrees to promptly notify in writing the Holder of the terms and conditions of any such proposed subsequent financing.   Within 5 days of the receipt of such notice, the Holder must provide written notice to the Company of its intent to exercise the exchange right set forth herein, or be deemed to have irrevocably waived such right.

h)

Use of Proceeds.  The proceeds of this Note shall be used by the Company for working capital and general corporate purposes, and not to redeem any Common Stock or securities convertible, exercisable or exchangeable into Common Stock or to settle any outstanding litigation.

Section 3.

Representations and Warranties.  The Company hereby represents and warrants to the Holder as follows:

a)

Each of the Company and each of the Active Subsidiaries has been duly organized and is validly existing under the laws of its jurisdiction of organization, is qualified to do business or registered as a foreign corporation in every jurisdiction where such qualification or registration is required except for such failures to so qualify or register that, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect (as defined below) and has all requisite power and authority to execute, deliver and perform its obligations under this Note and all other Transaction Documents to which it is a party.  The Company does not directly or indirectly own or have any investment in the capital stock of or any proprietary interest in any Person other than the Persons listed on Exhibit 21 to the Company’s Form 10-KSB for the fiscal year ended December 31, 2007 (the “Subsidiaries”). Each of the Subsidiaries except for Zeros & Ones Technologies, Inc. (such other Subsidiaries, the “Active Subsidiaries”) is wholly-owned by the Company or another Subsidiary. Each of this Note and all other Transaction Documents have been duly authorized, executed and delivered by the Company and each of the Active Subsidiaries that is a party thereto, and constitutes its legal, valid and binding obligation, enforceable against it in accordance with the terms hereof and thereof.  The execution, delivery and performance by the Company and each of the Active Subsidiaries of this Note and all other Transaction Documents to which each is a party, and the incurrence by them of their respective obligations hereunder and thereunder, do not contravene or conflict with any law applicable to the Company or any of the Active Subsidiaries or other instrument binding on or otherwise affecting the Company or any of the Active Subsidiaries or give rise to any lien, security interest or other charge or encumbrance (other than in favor of the Holder and the holders of the other 2009 Notes) upon any of the Company’s or the Subsidiary’s properties. No consent or approval of or notice to or filing with any governmental authority or other third party is or will be required as a condition to the validity or enforceability of this Note or the other Transaction Documents, other than such consents which have been obtained and are in full force and effect.

b)

The Company and the Subsidiaries have good and marketable title to their assets disclosed in its most recent SEC Reports (as defined below). The Company and each of the Subsidiaries are in compliance in all material respects with all laws and regulatory requirements to which it or its properties are subject. Except as set forth in the SEC Reports, there is no litigation pending, or, to the knowledge of the Company, threatened against the Company or any of the Subsidiaries that could reasonably be expected to have a material adverse effect on the financial condition, business, properties or prospects of the Company and its subsidiaries, taken as a whole (a “Material Adverse Effect”).  The Company’s principal place of business is the address set forth at the beginning of this Note.  The Company has paid all federal, foreign, state and local taxes required to be paid by it on or prior to the date they were due except for such failures to pay that, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect.  All documents, instruments and other written material heretofore or hereafter furnished to the Holder pursuant to the terms of any Transaction Document contain no misstatements of a material fact and do not fail to disclose any material fact and the Company has not failed to disclose to the Holders any information that could result in a Material Adverse Effect.

c)

The Company has filed all reports, schedules, forms, statements and other documents required to be filed by it under the Securities Act of 1933, as amended (the “Securities Act”), and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension.  As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the

Commission with respect thereto as in effect at the time of filing.  Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

d)

Since the date of the latest audited financial statements included within the SEC Reports, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or affiliate, except pursuant to existing Company stock option plans.

e)

The Company is in material compliance with all provisions of the Sarbanes-Oxley Act of 2002 which are applicable to it as of the Closing Date.  The  Company and its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.  The Company’s certifying officers have evaluated the effectiveness of the Company’s disclosure controls and procedures as of the end of the period covered by the Company’s most recently filed SEC Report (such date, the “Evaluation Date”).  The Company presented in its most recently filed SEC Report the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date.  Since the Evaluation Date, there have been no changes in the Company’s internal control over financial reporting (as such term is defined in the Exchange Act) that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

f)

The Company is not, and is not an affiliate of, and immediately after the transactions contemplated hereby, will not be or be an affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

g)

Zeros and Ones Technologies, Inc. holds no material assets, has no material liabilities and conducts no operations as of the date hereof.

h)

The Company has not received notice of a default and is not in default under, or with respect to, any contractual obligation, nor does any condition exist that with notice or lapse of time or both would constitute a default thereunder.

i)

There are no brokerage commissions, finder’s fees or similar fees or commissions payable by the Company in connection with the transactions contemplated hereby based on any agreement or understanding with the Company or any action taken by any such Person.

j)

The Company has not received any notice to the effect that it is willfully violating Chapter 21 of the California Corporations Code or any notice to the effect that it will be subject to fines resulting from its failure to qualify as a foreign corporation under the California Corporations Code.  The Company has paid all franchise or registration fees owing (or any fees that would have been owed had the Company complied with its obligation to register as a foreign corporation) to the State of California resulting from its conduct of business in the State of California.  The Company has received no notice from any governmental agency of its failure to file the information statement required under the California Corporate Disclosure Act.

k)

The Company and the Active Subsidiaries has each received all necessary consents to enter into and perform its respective obligations under the Transaction Documents.  The Company has duly reserved shares of its Common Stock for issuance upon exercise of the Warrant pursuant to Section 3(a) of the Warrant.

Section 4.

Covenants. As long as any portion of this Note remains outstanding, unless the Company has received the prior written consent or waiver of the holders of a majority of the principal amount of the 2009 Notes then outstanding (the “Required Lenders”) to the contrary, the Company agrees as follows:

a)

other than Permitted Liens, the Company shall not, and shall not permit the Subsidiaries to, enter into, create, incur, assume or suffer to exist any liens, security interests, charges, claims or other encumbrances of any kind (collectively, “Liens”), on or with respect to any of its or its Subsidiaries’ property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom;

b)

the Company shall not amend its charter documents, including without limitation, its articles of incorporation and bylaws, in any manner that adversely affects any rights of the Holder;

c)

the Company shall not, and shall not permit any Subsidiary to, enter into, create, incur, assume or suffer to exist any Indebtedness, other than Indebtedness existing on the date hereof in the amount in effect on the date hereof and which Indebtedness is set forth in the financial statements included in the SEC Reports;

d)

the Company shall, and shall cause its Active Subsidiaries to, comply with its obligations under this Note and the other Transaction Documents;

e)

the Company shall, and shall cause its Subsidiaries to, comply with law and duly observe and conform in all material respects to all valid requirements of governmental authorities relating to the conduct of its business or to its properties or assets;

f)

the Company shall not, and shall not permit any Subsidiary to, engage in any transactions with any officer, director, employee or any Affiliate of the Company, including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $50,000 other than (i) for payment of reasonable salary or consulting fees for services actually rendered, as approved by the Board of Directors of the Company as fair in all respects to the Company, and (ii) reimbursement for expenses incurred on behalf of the Company;

g)

the Company shall not, and shall not permit any Subsidiary to, (i) declare or pay any dividends or make any distributions to any holder(s) of Common Stock, par value $0.001, of the Company (the “Common Stock”) or other equity security of the Company, (ii) purchase or otherwise acquire for value, directly or indirectly, any Common Stock or other equity security of the Company, (iii) form any subsidiary, or (iv) transfer, assign, pledge, issue or otherwise permit any equity or other ownership interests in the Subsidiaries to be beneficially owned or held by any person other than the Company (other than the equity interests in Zeros and Ones Technologies, Inc. held by the minority shareholders as of the date hereof);

h)

the Company shall not, and shall not permit any Active Subsidiary to, (i) merge or consolidate or sell or dispose of all its assets or any substantial portion thereof or (ii) in any way or manner alter its organizational structure or effect a change of entity;

i)

 the Company shall, and shall cause each Subsidiary to, promptly pay and discharge, or cause to be paid and discharged, when due and payable, all lawful taxes, assessments and governmental charges or levies imposed upon the income, profits, property or business of the Company except for such failures to pay that, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect; provided, however, that any such tax, assessment, charge or levy need not be paid if the validity thereof shall currently be contested in good faith by appropriate proceedings and if the Company shall have set aside on its books adequate reserves with respect thereto, and provided, further, that the Company will pay all such taxes, assessments, charges or levies forthwith upon the commencement of proceedings to foreclose any lien which may have attached as security therefor;

j)

the Company shall, and shall cause its Active Subsidiaries to, maintain in full force and effect their respective corporate existence, rights and franchises and all licenses and other rights to use property owned or possessed by them and reasonably deemed to be necessary to the conduct of their business;

k)

the Company shall advise the Holder, within twenty-four hours after it receives notice of issuance by the Securities and Exchange Commission, any state securities commission or any other regulatory authority of any stop order or of any order preventing or suspending any offering of any securities of the Company, or of the suspension of the qualification of the Common Stock for offering or sale in any jurisdiction, or the initiation of any proceeding for any such purpose;

l)

the Company shall conduct its businesses in a manner so that it will not become subject to the Investment Company Act of 1940, as amended;

m)

the Company shall, and shall cause its Active Subsidiaries to, keep their respective properties in good repair, working order and condition, reasonable wear and tear excepted, and from time to time make all necessary and proper repairs, renewals, replacements, additions and improvements thereto; and the Company shall, and shall cause its Active Subsidiaries to, at all times comply with each provision of all leases to which they are a party or under which they occupy property if the breach of such provision could reasonably be expected to have a Material Adverse Effect;

n)

to the extent Zeros and Ones Technologies, Inc. acquires any assets (other than assets of a deminimus value) or conducts any material operations, the Company shall cause Zeros and Ones Technologies, Inc. to become a guarantor hereunder by executing a guaranty in substantially the form delivered on the date hereof by the Active Subsidiaries (and, upon delivery of such guaranty, Zeros and One Technologies, Inc. shall be deemed to be an Active Subsidiary hereunder); and

o)

the Company shall not, and shall not permit any Subsidiary to, make any payment on any indebtedness owed to officers, including, without limitation, the WAA Loan (as defined in the Intercreditor Agreement), except, in the case of the WAA Loan, as permitted pursuant to the Intercreditor Agreement; provided that, (i) the Company may reimburse expenses as permitted under 4(f) hereof, (ii) the Company may pay salaries to the extent permitted by Section 4(f) hereof and (iii) the Company may pay up to an aggregate of $100,000 in salary owed to officers as of the date of this Note for service rendered prior to the date of this Note.

Section 5.

Events of Default.

a)

“Event of Default” means, wherever used herein, any of the following events (whatever the reason for such event and whether such event shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

i.

any default in the payment of (A) the principal amount of this Note or (B) interest or other amounts owing to the Holder on this Note, as and when the same shall become due and payable (whether on the Maturity Date or by acceleration or otherwise);

ii.

unless waived by the Required Lenders, the Company shall fail to observe or perform any other covenant or agreement contained in this Note which failure is not cured, if possible to cure, within the earlier to occur of (A) two days after notice of such failure sent by the Holder and (B) three days after the Company has become or should have become aware of such failure;

iii.

unless waived by the Required Lenders, a default or event of default (subject to any grace or cure period provided in the applicable agreement, document or instrument) shall occur under any of the Transaction Documents (including, without limitation, the Guaranty), or the failure or invalidity of any Guaranty or the Security Agreement;

iv.

unless waived by the Required Lenders, any representation or warranty made in this Note, any other Transaction Documents, any written statement pursuant hereto or thereto or any other report, financial statement or certificate made or delivered to the Holder shall be untrue or incorrect in any material respect as of the date when made or deemed made;

v.

the Company or any of the Active Subsidiaries shall be subject to a Bankruptcy Event;

vi.

unless waived by the Required Lenders, the Company or any of the Active Subsidiaries shall default on any of its obligations under any mortgage, credit agreement or other facility, indenture agreement, factoring agreement or other instrument (other than those referred to in the foregoing clause iii) under which there may be issued, or by which there may be secured or evidenced, any indebtedness for borrowed money or money due under any long term leasing or factoring arrangement that (a) involves an obligation greater than $50,000, whether such indebtedness now exists or shall hereafter be created, and (b) results in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable;

vii.

unless waived by the Required Lenders, any monetary judgment, writ or similar final process shall be entered or filed against the Company or any Active Subsidiaries or any of their respective property or other assets for more than $50,000, and such judgment, writ or similar final process shall remain unvacated, unbonded or unstayed for a period of 20 calendar days; or

viii.

unless waived by the Required Lenders, any default under the documents governing the WAA Loan (as defined in the Intercreditor Agreement) or the indebtedness owed to The Brown Family Trust shall have occurred.

b)

Remedies Upon Event of Default. If any Event of Default occurs, the outstanding principal amount of this Note plus accrued but unpaid interest and other amounts owing in respect thereof through the date of acceleration, shall become, at the Holder’s election, immediately due and payable upon written notice to the Company, except for a default under Section 5(a)(v) or (vi) above, which shall cause an automatic and immediate acceleration.  In connection with such acceleration described herein, the Holder need not provide, and the Company hereby waives, any presentment, demand or protest of any kind, and the Holder may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law and the Transaction Documents.  Such acceleration may be rescinded and annulled by the Holder at any time prior to payment hereunder and the Holder shall have all rights as the holder of the Note until such time, if any, as the Holder receives full payment pursuant to this Section 5(b).  No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon.

Section 6.

Miscellaneous.

a)

Notices.  Any and all notices or other communications or deliveries to be provided by the Holder hereunder shall be delivered to the Company’s address set forth above.   Notices to the Holder shall be delivered care of the Collateral Agent to the address set forth in Section 1(c).

b)

Absolute Obligation. No provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and accrued interest, as applicable, on this Note at the time, place, and rate, and in the coin or currency, herein prescribed.  This Note is a direct, unconditional and secured debt obligation of the Company.

c)

Lost or Mutilated Note.  If this Note shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Note, or in lieu of or in substitution for a lost, stolen or destroyed Note, a new Note for the principal amount of this Note so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such Note, and of the ownership hereof, reasonably satisfactory to the Company.

d)

Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of this Note shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflict of laws thereof.  Subject to Section 6(k) below, each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by any of the Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sitting in the State of New York, Borough of Manhattan (the “New York Courts”).  Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, or such New York Courts are improper or inconvenient venue for such proceeding.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Note and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Note or the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of this Note, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other reasonable costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

e)

Waiver.  Any waiver by the Holder of a breach of any provision of this Note shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Note.  The failure of the Holder to insist upon strict adherence to any term of this Note on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Note.  Any waiver by the Holder must be in writing.  No consideration shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration is also offered to all of the parties to the Transaction Documents, as the case may be.

f)

Severability.  If any provision of this Note is invalid, illegal or unenforceable, the balance of this Note shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

g)

Next Business Day.  Whenever any payment or other obligation hereunder shall be due on a day other than a business day in the State of New York, such payment shall be made on the next succeeding business day.

h)

Headings.  The headings contained herein are for convenience only, do not constitute a part of this Note and shall not be deemed to limit or affect any of the provisions hereof.

i)

Usury.  To the extent it may lawfully do so, the Company hereby agrees not to insist upon or plead or in any manner whatsoever claim, and will resist any and all efforts to be compelled to take the benefit or advantage of, usury laws wherever enacted, now or at any time hereafter in force, in connection with any claim, action or proceeding that may be brought by the Holder in order to enforce any right or remedy under any Transaction Document; provided that, notwithstanding any provision to the contrary contained in any Transaction Document, it is expressly agreed and provided that the total liability of the Company under the Transaction Documents for payments in the nature of interest shall not exceed the maximum lawful rate authorized under applicable law (the “Maximum Rate”), and, without limiting the foregoing, in no event shall any rate of interest or default interest, or both of them, when aggregated with any other sums in the nature of interest that the Company may be obligated to pay under the Transaction Documents exceed such Maximum Rate.  It is agreed that if the maximum contract rate of interest allowed by law and applicable to the Transaction Documents is increased or decreased by statute or any official governmental action subsequent to the date hereof, the new maximum contract rate of interest allowed by law will be the Maximum Rate applicable to the Transaction Documents from the effective date forward, unless such application is precluded by applicable law.  If under any circumstances whatsoever, interest in excess of the Maximum Rate is paid by the Company to the Holder with respect to indebtedness evidenced by the Transaction Documents, such excess shall be applied by the Holder to the unpaid principal balance of any such indebtedness or be refunded to the Company, the manner of handling such excess to be at the Holder’s election.

j)

Indemnification.  The Company will indemnify and hold the Holder harmless from any loss, liability, damages, judgments, and costs of any kind relating to or arising directly or indirectly out of (a) this Note or any other Transaction Document, (b) any credit extended or committed by the Holder to the Company hereunder, and (c) any litigation or proceeding related to or arising out of this Note, any such Transaction Document, or any such credit.  This indemnity includes but is not limited to attorneys’ fees.  This indemnity extends to the Holder, its affiliates, partners, directors, officers, employees, agents, successors, attorneys, and assigns.  This indemnity will survive repayment of the Company’s obligations to the Holder.  All sums due to the Holder hereunder shall be due and payable immediately without demand.

k)

Assignment; Successors and Assigns.  This Note shall be binding upon and inure to the benefit of the Company and the Holder and their respective successors and assigns, except that the Company may not assign or transfer any of its rights or obligations under any Transaction Document without the prior written consent of the Holder.  The Holder shall be permitted to assign its rights and obligations hereunder and under the other Transaction Documents in its sole discretion.  Notwithstanding the provisions of 6(d) hereof, in connection with such an assignment, at the election of such assignee, the Company shall be deemed to submit to the jurisdiction of the state or federal courts of the jurisdiction of formation of such assignee or the state of the principal place of business of such assignee; provided such jurisdiction shall be within the United States.

l)

Representation of White Star LLC.  It is acknowledged by the Holder, by acceptance of this Note, that White Star LLC has retained Burak Anderson & Melloni, PLC to act as its counsel in connection with the transactions contemplated by the Transaction Documents and that Burak Anderson & Melloni, PLC has not acted as counsel for any lender, other than White Star LLC, in connection with the transactions contemplated by the Transaction Documents and that none of such lenders has the status of a client for conflict of interest or any other purposes as a result thereof.

m)

Appointment of Collateral Agent. The Holder hereby appoints Mueller Trading L.P. as collateral agent pursuant to Section 19 of the Security Agreement, and the Holder’s acceptance of this Note shall be deemed confirmation and evidence of such appointment pursuant to the terms of the Security Agreement.

(Signature Page Follows)

IN WITNESS WHEREOF, each of the Holder and the Company have caused this Note to be duly executed by its duly authorized officer as of the date first above indicated.

VOYANT INTERNATIONAL CORPORATION
By:
Name: Title:

SRZ TRADING LLC
By:
Name: Title:

 EXHIBIT A

(Certain Defined Terms)

“Bankruptcy Event” means any of the following events: (a) the Company or any Significant Subsidiary (as such term is defined in Rule 1-02(w) of Regulation S-X) thereof commences a case or other proceeding under any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction relating to the Company or any Significant Subsidiary thereof; (b) there is commenced against the Company or any Significant Subsidiary thereof any such case or proceeding that is not dismissed within 60 days after commencement; (c) the Company or any Significant Subsidiary thereof is adjudicated insolvent or bankrupt or any order of relief or other order approving any such case or proceeding is entered; (d) the Company or any Significant Subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property that is not discharged or stayed within 60 calendar days after such appointment; (e) the Company or any Significant Subsidiary thereof makes a general assignment for the benefit of creditors; (f) the Company or any Significant Subsidiary thereof calls a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or (g) the Company or any Significant Subsidiary thereof, by any act or failure to act, expressly indicates its consent to, approval of or acquiescence in any of the foregoing or takes any corporate or other action for the purpose of effecting any of the foregoing.

“Indebtedness” means (a) all obligations for borrowed money, (b) all obligations evidenced by bonds, debentures, notes, or other similar instruments and all reimbursement or other obligations in respect of letters of credit, bankers acceptances, current swap agreements, interest rate hedging agreements, interest rate swaps, or other financial products, (c) all capital lease obligations that exceed $25,000 in any fiscal year, (d) all obligations or liabilities secured by a lien or encumbrance on any asset of the Company or its Active Subsidiaries, irrespective of whether such obligation or liability is assumed, (e) all obligations for the deferred purchase price of assets, together with trade debt and other accounts payable that exceed $25,000 in any fiscal year, (f) all synthetic leases, and (g) any obligation guaranteeing or intended to guarantee (whether directly or indirectly guaranteed, endorsed, co-made, discounted or sold with recourse) any of the foregoing obligations of any other person; provided, however, Indebtedness shall not include (a) usual and customary trade debt incurred in the ordinary course of business and (b) endorsements for collection or deposit in the ordinary course of business.

“Maturity Date” means May 26, 2009.

“Original Issue Date” means the date of the first issuance of this Note, regardless of any transfers of this Note and regardless of the number of instruments which may be issued to evidence this Note.

“Permitted Lien” means the individual and collective reference to the following: (a) Liens for taxes, assessments and other governmental charges or levies not yet due or

Liens for taxes, assessments and other governmental charges or levies being contested in good faith and by appropriate proceedings for which adequate reserves (in the good faith judgment of the management of the Company) have been established in accordance with GAAP; (b) Liens imposed by law which were incurred in the ordinary course of the Company’s business, such as carriers’, warehousemen’s and mechanics’ Liens, statutory landlords’ Liens, and other similar Liens arising in the ordinary course of the Company’s business, and which (x) do not individually or in the aggregate materially detract from the value of such property or assets or materially impair the use thereof in the operation of the business of the Company and its consolidated subsidiaries or (y) are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing for the foreseeable future the forfeiture or sale of the property or asset subject to such Lien; (c) Liens in favor of the Holder or its assigns; and (d) Liens in favor of WAA, LLC and The Brown Family Trust securing indebtedness outstanding on the date hereof.

“Person” means any individual, firm, corporation, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, limited liability company, governmental authority or other entity of any kind.